UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): April 12, 2007

Gregg Appliances, Inc.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-126486

Indiana	35-1049508
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of Principal Executive Offices, Including Zip Code)

(317) 848-8710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The Incorporation and Exchange Agreement

On April 12, 2007, Gregg Appliances, Inc. (“Gregg Appliances”) entered into an Incorporation and Exchange Agreement (the “Exchange Agreement”), by and among Gregg Appliances, Gregg Investment Corporation, LLC (“GIC”), The Jerry W. Throgmartin 2007 Grantor Retained Annuity Trust (the “J. Throgmartin Trust”), Jerry W. Throgmartin, Gregg W. Throgmartin, Dennis L. May (such three individuals and the J. Throgmartin Trust, collectively, the “Management Stockholders”), FS Equity Partners V, L.P. (“FSEP V”), FS Affiliates V, L.P. (“FSA V”), California State Teachers’ Retirement System (“CalSTRS”), A.S.F. Co-Investment Partners II, L.P. (“ASF” and, collectively with FSEP V, FSA V and CalSTRS, the “GIC Members”) and hhgregg, Inc. (“hhgregg”).

The Exchange Agreement provides that immediately prior to the effectiveness of hhgregg’s Registration Statement on Form S-1 (the “Registration Statement”), the stockholders of Gregg Appliances will exchange their shares of Gregg Appliances for an equivalent number of shares of hhgregg common stock (the “Exchange”). GIC and the Management Stockholders currently own 80.5% and 19.5%, respectively, of the issued and outstanding common stock of Gregg Appliances. FSEP V owns a majority of the outstanding units of GIC and is GIC’s managing member. As a result of the Exchange, the stockholders of Gregg Appliances will own common stock of hhgregg in the same proportion as their ownership in Gregg Appliances prior to the Exchange, and Gregg Appliances will be a wholly owned subsidiary of hhgregg.

In addition, the Exchange Agreement provides that (i) pursuant to Amendment No. 1 to the 2005 Stock Option Plan (the “Plan”), hhgregg will assume the options to purchase common stock of Gregg Appliances previously granted by Gregg Appliances to its directors, officers and employees; (ii) immediately after the Exchange and prior to the effectiveness of the Registration Statement, FSEP V and the other GIC Members will cause GIC to be dissolved, and the common stock of hhgregg held by GIC to be distributed to its members in proportion to their ownership of outstanding units of GIC; and (iii) the holders of restricted units of GIC will be distributed shares of hhgregg common stock immediately prior to the effectiveness of the Registration Statement, which shares of hhgregg common stock will be subject to substantially equivalent terms and conditions applicable to the restricted units of GIC.

The descriptions of the Exchange Agreement and the Plan set forth above are qualified in their entirety by the Exchange Agreement and the Plan, copies of which are attached hereto as Exhibits 2.4 and 10.26, respectively, to this Current Report on Form 8-K, and are incorporated into this Item by reference.

Amendment No. 1 to Employment Agreement

On April 12, 2007, Gregg Appliances entered into Amendment No. 1 to its Employment Agreement (the “Employment Agreement Amendment”) with Jerry W. Throgmartin. The Employment Agreement Amendment provides that Mr. Throgmartin is entitled to a reasonable number of vacation days per year and allows Mr. Throgmartin to participate in Gregg Appliances’ health plan until age 65 so long as Mr. Throgmartin pays the related premium cost after he is no longer an employee of Gregg Appliances. In addition, Gregg Appliances will assign to Mr. Throgmartin its interest in a key-man life insurance policy on the life of Mr. Throgmartin after he is no longer employed by Gregg Appliances.

The description of the Employment Agreement Amendment set forth above is qualified in its entirety by the Employment Agreement Amendment, a copy of which is attached hereto as Exhibit 10.25 to this Current Report on Form 8-K, and is incorporated into this Item by reference.

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Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
2.4	Incorporation and Exchange Agreement

10.25	Amendment No. 1 to Employment Agreement

10.26	Amendment No. 1 to 2005 Stock Option Plan

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREGG APPLIANCES, INC.

		By:	/s/ Donald J.B. Van der Wiel
Donald J.B. Van der Wiel
Chief Financial Officer
Date:	April 18, 2007

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EXHIBIT INDEX

Exhibit No.	Description
2.4	Incorporation and Exchange Agreement

10.25	Amendment No. 1 to Employment Agreement

10.26	Amendment No. 1 to 2005 Stock Option Plan

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